Exhibit 99.3

Rev. 16 February 2017

DATE: February 16, 2017

FROM: Dan Korte special mailbox

TO: All LMI employees

SUBJECT: LMI agrees to be acquired by Sonaca Group

VERSION A – Distribute Thursday p.m. immediately after news release crosses wire

*** This message is sent to all LMI Aerospace employees. ***
MANAGERS & HR PARTNERS: Please share this message with employees who do not have regular access to email. Print the attached PDF file for posting.

LMI enters merger agreement to be acquired by Sonaca Group

LMI Aerospace tonight announced that we have signed a merger agreement to be acquired by Sonaca Group, a privately held global aerostructures company headquartered near Brussels, Belgium. Joining Sonaca provides us with a great opportunity to take our business to the next level. Our two companies have complementary businesses and customers – and a shared passion for innovation and operational excellence.

Founded in 1978, Sonaca is especially known for its capability to design and produce advanced structures such as wing movables and complex fuselages. They have built strong relationships with Airbus and Embraer, much as we have created deep relationships with Spirit, Boeing and Gulfstream. Combining our companies will broaden our reach and global presence. It also will increase our ability to invest in our business, including research and development.

We expect this transaction to close in mid-2017. At that time, we will begin to operate as LMI Aerospace – A Member of the Sonaca Group. Our headquarters will remain in St. Louis and I will continue to serve as our CEO, reporting to Bernard Delvaux, Sonaca’s CEO. Other senior leaders will continue in their current roles and we don’t expect any significant changes in our day-to-day operations. This includes maintaining employees’ salaries and benefits, as well as our commitment to helping our team grow and advance their careers.

I can appreciate this news is surprising to many of you and reading about it in an email isn’t ideal, especially when the public got to hear about it at the same time. Our practice and preference is to tell our employees about company news first; however, as a publicly traded company we must follow rules set by the U.S. Securities and Exchange Commission and our stock exchange Nasdaq, and that means there are times when we must balance our desire to be transparent and forthcoming with our employees and our compliance obligations. This is such a time.

Undoubtedly, you will have questions about this proposed acquisition. You can learn more about it in our news release <add hyperlink>. We also will hold an all-employee meeting Friday morning to share more information (meeting details will be provided separately). For those of you not able to join the live session at 8:00 a.m. CT, we will follow up a little later Friday morning with a link to a webcast recording so that you can hear the same information.

Rev. 16 February 2017

We will continue to share more about Sonaca and our plans to become part of their organization in the coming weeks and months. For now, please remain focused on your work and continue doing everything you can to drive a higher level of performance and help our customers soar.

Please reach out to your manager, HR business partner or any LMI leader with questions you may have. We want you to feel comfortable to ask about anything you want to know and we’ll answer what we can.

Thanks for all you do.

Dan

Additional Information and Where to Find It

This document may be deemed to be solicitation material with respect to the proposed merger. In connection with the proposed merger, LMI Aerospace, Inc. (the “Company”) will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed to the shareholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and shareholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://www.lmiaerospace.com or by directing a request to: LMI Aerospace, Inc., 411 Fountain Lakes Boulevard, St. Charles, Missouri 63301, Attention: Corporate Secretary, (636) 946-6525.

Participants in the Solicitation

The Company and certain of its directors, executive officers, and certain other members of management and employees of the Company may be deemed to be participants in the solicitation of proxies from shareholders of the Company in favor of the proposed merger. Information about directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2015, as filed with the SEC on March 17, 2016, and its definitive proxy statement for its 2016 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 29, 2016. Certain directors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed merger due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the merger the Company will file with the SEC and furnish to the Company’s shareholders.

Forward-Looking Statements

Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. When used in this report, the words “expect,” “believe,” “anticipate,” “goal,” “plan,” “intend,” “estimate,” “may,” “will” or similar words are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks, uncertainties and other factors that could cause the actual results to differ materially from such forward-looking

Rev. 16 February 2017

statements, including, but not limited to (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or conditions to the closing of the merger may not be satisfied or waived, (2) the failure to obtain the required shareholder approval or the failure to satisfy the closing conditions, (3) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger, (4) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally, (5) the transaction may involve unexpected costs, liabilities or delays, (6) the Company’s business may suffer as a result of the uncertainty surrounding the transaction, (7) the outcome of any legal proceeding relating to the transaction, (8) the Company may be adversely affected by other economic, business and/or competitive factors, and (9) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.

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